
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

# Investor Presentation

Gregg Sengstack, Chairperson and CEO

Jeff Taylor, VP – Chief Financial Officer

Franklin Electric

August 2023

Franklin Electric

## SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2022, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

STRATEGIC FOCUS:

# To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Franklin Electric



# Investment Highlights[1]

**Leading** market position in groundwater pumping systems

Track record of **consistent organic growth** across segments

Advantageous **global footprint** to extend leadership and capture revenue in developing markets

Strong balance sheet with **net debt-to-EBITDA ~0.6x** and opportunity for investment [2]

History of returning capital to shareholders; **Dividends paid CAGR of 12%** since 1993

Corporate **strategy aligned with ESG principles;** focus on increasing transparency

1) At 6/30/23 2) Non-GAAP financial metrics referenced in this slide include net debt to adjusted EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric



# Franklin Electric Segment Overview (Revenue FY 2022)

**WATER SYSTEMS**
**$1,158M (54%)**



GROUNDWATER
51%
CONDENSATE & OTHER INDUSTRIAL
17%
LARGE DEWATERING
12%
WATER TREATMENT
14%
GREYWATER
6%

**DISTRIBUTION**
**$668M (31%)**



WATER WELL
WASTEWATER
ACCESSORIES
DRILLING SUPPLIES
COMMERCIAL & INDUSTRIAL
IRRIGATION
WATER TREATMENT

**FUELING SYSTEMS**
**$334M (15%)**



FUELING SYSTEMS



# Performance by Segment[1,2,3]

| WATER SYSTEMS | DISTRIBUTION | FUELING SYSTEMS[4] |
|---|---|---|
| **NET SALES GROWTH** | **NET SALES GROWTH** | **NET SALES GROWTH** |
| **Q2 2023 YoY** | **Q2 2023 YoY** | **Q2 2023 YoY** |
| $321.7M up 4% | $193.1M up 1% | $80.4M down 7% |
| *(8% organic growth)* | *(1% organic growth)* | *(-6% organic growth)* |
| **First Half 2023 YoY** | **First Half 2023 YoY** | **First Half 2023 YoY** |
| $628.3M up 8% | $336.1M up 3% | $153.1M down 3% |
| *(12% organic growth)* | *(3% organic growth)* | *(-3% organic growth)* |
| **MARKET OPPORTUNITY** | **MARKET OPPORTUNITY** | **MARKET OPPORTUNITY** |
| >$12.0B | >$4.0B | >$1.3B |

**Strategic Rationale**

*Driving organic growth through product development and inorganic growth via product line extensions and geographic expansion across segments*

[1] Market opportunity based on management estimates [2] Organic growth excludes acquisitions for one year and the impact of foreign currency translation [3] Non-GAAP financial metrics referenced in this slide include organic sales growth. A reconciliation to comparable U.S. GAAP measures can be found herein [4] Includes grid solutions

# Global Presence & Opportunity

***On a daily basis, the world uses…***

**~3 Trillion** gallons of fresh water

**~1 Billion** gallons of fuel

To meet this demand, Franklin Electric **produces 20,000 pumps, motors, drives, and controls daily**

**Global footprint**

**~6,500** employees

~20 countries

**6** continents


GLOBAL HEADQUARTERS
MANUFACTURING FACILITIES
OFFICE/WAREHOUSE FACILITIES

*Franklin Electric 2023 Sustainability Report*



# Water Systems

| WATER SYSTEMS | Water treatment brands acquired |
|---|---|

***Residential, agricultural, municipal and industrial applications***

## Water Treatment

- High fragmentation of water treatment providers in North America driving organic and inorganic growth
- Five acquisitions since 3Q'2019
- FELE Water Treatment Platform is approximately $170M in Annual Sales

## Headwater Distribution

- Extending our position in groundwater – four acquisitions since 2017
- Includes 2020 acquisition of Gicon Pump & Equipment– access to largest groundwater market in U.S.

AQUA SYSTEMS, PURONICS, Hellenbrand, Waterite, First 1 Sales, AVID, STERLING WATER TREATMENT, B&R Industries, Inc.

## Headwater Distribution


HEADWATER
COMPANIES
BRANCH LOCATIONS

Franklin Electric



# Fueling Systems

## FUELING SYSTEMS

***Leader in fuel pumping, containment, and monitoring and control systems***

### Fuel Systems

- Advances in petroleum piping and containment systems, electronic leak detection and overfill protection enable providers to safely keep up with the world's liquid fuel needs
- Continued rise of global vehicle use leading to more investment in fueling stations and increased demand for supportive infrastructure across both ICEs and EVs

### Grid Solutions

- Intelligent electronic devices designed for online monitoring for the power utility, hydroelectric, and telecommunication and data center infrastructure

## Advantageous Position in Transitioning Market

**Global passenger vehicle fleet by drivetrain - Economic Transition Scenario**


Billion
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2015
2020
2025
2030
2035
2040
Battery electric
Plug-in hybrid
Fuel cell
Hybrid
Internal combustion

*BloombergNEF EV Outlook 2022







# Corporate Stewardship

## Our Vision
*To be an indispensable partner to our customers*

## Our Goal
*To accomplish these objectives in ways that deliver value to our customers and shareholders*

### Commitment to Safety
***Promote a culture of continuous health and safety training***
- Engagement across all levels
- Prioritize employee health and wellness
- Actively monitoring progress by Senior Management

### Operational Integrity
***Ensuring proper practices and ethics throughout our business and relationships***
- Hold employees and suppliers to high standards
- Continue to improve supply chain transparency

Franklin Electric

### Continuous Improvement
***Measure ESG impact & drive improvement***
- Decouple growth from negative environmental impacts
- Promote diversity and inclusion initiatives
- Highlight culture of continuous training and improvement
- Published three Sustainability Reports to date since October 2020

### Board-Level Oversight
***Executive-led ESG committee focused on sustainability initiatives and driving improvement of metrics against targets***
- Establish transparency around ESG measures
- Integrate ESG into Long Range Planning process

**Corporate strategy aligned with ESG principles; Focus on increasing transparency**



# Strategic Priorities

| | |
|---|---|
| **Continue to drive organic growth** | • Customer-focused innovation<br>• Enhance position in industrial channel<br>• 10 year Developing Region Growth CAGR of 7%<br>• Drive synergies through the entire U.S. Groundwater Pro channel |
| **Maintain competitive advantages that lead to operational efficiencies** | • Extend leadership position via quality, availability and cost<br>• Optimize distribution network and manufacturing footprint<br>• Become global DCX leader for customers |
| **Identify opportunities for inorganic growth** | • Proven track record of successful acquisitions<br>• Disciplined acquisition and integration processes<br>• Priorities: Water Treatment, Grid Solutions, Distribution |

***Franklin Electric is well positioned to drive long-term shareholder returns***

# Capital Allocation Performance & Priorities


Share Repurchases 15%
CAPEX 27%
Dividends 18%
2007 – 2022 FCF Deployment
Acquisitions 40%

## Priorities for Cash Deployment

1. Opportunistic approach to acquisitions with >**$700M** in deal capacity (a)
2. Reinvestment in business to drive organic growth
3. Dividends paid CAGR of 9% (2007 to 2022)
4. Opportunistic share repurchases

(a) At 12/31/22

Franklin Electric

# Acquisitions are a critical engine for growth

| Key Priorities | Outcomes |
|---|---|
| Product Line Extensions | More FELE-branded products in distribution |
| Geographic Expansion | New platforms and bolt-ons to extend reach |

## Criteria

- ✓ *Demonstrated ability to grow and drive incremental operating margins*
- ✓ *Focus on risk adjusted IRR and EPS accretion*
- ✓ *Historic cash flow multiples of 6 to 8 times*


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

# Financial Performance Summary

Franklin Electric



# Financial Performance Summary[2]

## Consolidated Sales ($M)



$1,298
$1,315
$1,247
$1,662
$2,044
2018
2019
2020
2021
2022

## EPS



$2.23
$2.03
$2.14
$3.25
$3.97
2018
2019
2020
2021
2022

**12%**
NET REVENUE
CAGR
FY2018-2022

**16%**
EPS
CAGR
FY2018-2022

**16.4%**
ROIC[1]
2022

[1]ROIC based on after-tax calculation [2]Non-GAAP financial metrics referenced in this slide include ROIC. A reconciliation to comparable U.S. GAAP measures can be found herein



# Cash Generation & Returns[4]

## Net Income ($M)


$106
$96
$101
$155
$189
2018
2019
2020
2021
2022

## Free Cash Flow ($M)[1]


$107
$156
$189
$101
$60
2018
2019
2020
2021
2022

## Free Cash Flow Conversion


101%
163%
187%
65%
32%
2018
2019
2020
2021 3
2022 3

## ROIC[2]


12.2%
12.0%
12.6%
13.8%
16.4%
2018
2019
2020
2021
2022

[1] FCF = Cash Flow from Operations less net CAPEX [2] ROIC net of cash based on after-tax calculation [3] Invested in Working Capital in 2021 and 2022 to support strong growth [4] Non-GAAP financial metrics referenced in this slide include free cash flow and conversion and ROIC. A reconciliation to comparable U.S. GAAP measures can be found herein

# Organic Sales Growth [1,2]


Water
Fueling
Distribution
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
8.1%
15.0%
3.1%
-0.1%
3.5%
0.1%
-2.5%
-16.7%
12.5%
18.6%
17.1%
35.4%
21.5%
17.4%
19.6%
2018
2019
2020
2021
2022

[1] Excludes acquisitions for one year and the impact of foreign currency translation. [2] Non-GAAP financial metrics referenced in this slide include organic sales growth. A reconciliation to comparable U.S. GAAP measures can be found herein


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

# Non-GAAP Reconciliations

Franklin Electric

# Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt to EBITDA, free cash flow and conversion, organic sales growth, and return on invested capital (ROIC).

Franklin Electric



# Reconciliation of Non-GAAP Financial Measure

**Net Debt to Adjusted EBITDA**
**$ In millions**

| | As of June 30, 2023 |
|---|---|
| Total debt | 248.5 |
| Less: cash and cash equivalents | (53.2) |
| Net debt | 195.3 |

| | Six months ended June 30, 2023 | Year ended December 31, 2022 | Six months ended June 30, 2022 | Twelve months ended June 30, 2023 |
|---|---|---|---|---|
| Net income | 97.7 | 188.8 | 89.9 | 196.6 |
| Depreciation and amortization | 26.3 | 50.4 | 24.5 | 52.2 |
| Income tax expense | 24.4 | 46.4 | 24.2 | 46.6 |
| Interest expense | 7.3 | 11.5 | 4.4 | 14.4 |
| EBITDA | 155.7 | 297.1 | 143.0 | 309.8 |
| | | | | |
| Net debt to EBITDA | | | | 0.6 |

Franklin Electric



# Reconciliation of Non-GAAP Financial Measure

**Operating Cash Flow to Free Cash Flow**
**$ in thousands**

| | 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|
| Cash flows from operating activities | 101,674 | 129,763 | 211,854 | 177,676 | 128,435 |
| Cash flows from investing activities | (43,074) | (264,805) | (78,811) | (41,806) | (66,292) |
| Cash flows from financing activities | (48,472) | 50,893 | (66,580) | (126,648) | (66,786) |
| | | | | | |
| Cash flows from operating activities | 101,674 | 129,763 | 211,854 | 177,676 | 128,435 |
| Capital expenditures | (41,903) | (30,116) | (22,856) | (21,855) | (22,432) |
| Proceeds from sale of property, plant and equipment | 6 | 979 | 34 | 866 | 724 |
| Free cash flow | 59,777 | 100,626 | 189,032 | 156,687 | 106,727 |
| | | | | | |
| Net income | 188,811 | 154,975 | 101,157 | 95,999 | 105,517 |
| | | | | | |
| Free cash flow conversion | 32% | 65% | 187% | 163% | 101% |

Franklin Electric



# Reconciliation of Non-GAAP Financial Measure

## Reported Sales Growth to Organic Sales Growth

| | Net Sales Growth % as Reported | Acquisitions % | FX % | Organic Growth %* |
|---|---|---|---|---|
| **Q2 2023** | | | | |
| Water | 4 | - | 4 | 8 |
| Fueling | (7) | - | - | (6) |
| Distribution | 1 | - | - | 1 |
| **YTD Q2 2023** | | | | |
| Water | 8 | - | 5 | 12 |
| Fueling | (3) | - | 1 | (3) |
| Distribution | 3 | - | - | 3 |
| **2022** | | | | |
| Water | 20 | (6) | 7 | 21 |
| Fueling | 16 | | 2 | 17 |
| Distribution | 34 | (15) | - | 20 |

| | Net Sales Growth % as Reported | Acquisitions % | FX % | Organic Growth %* |
|---|---|---|---|---|
| **2021** | | | | |
| Water | 31 | (13) | 1 | 19 |
| Fueling | 18 | - | (1) | 17 |
| Distribution | 52 | (16) | - | 35 |
| **2020** | | | | |
| Water | (6) | (2) | 5 | (3) |
| Fueling | (17) | - | - | (17) |
| Distribution | 13 | - | - | 13 |
| **2019** | | | | |
| Water | (2) | (2) | 4 | - |
| Fueling | 3 | (1) | 2 | 4 |
| Distribution | 8 | (8) | - | - |
| **2018** | | | | |
| Water | 7 | (1) | 2 | 8 |
| Fueling | 17 | (1) | (1) | 15 |
| Distribution | 53 | (49) | - | 3 |

*Totals may not foot due to rounding

# Reconciliation of Non-GAAP Financial Measure

**Return on Invested Capital (ROIC)**
**$ In millions**

| Net Operating Income After Tax | 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|
| Operating income | $ 257.2 | $ 189.2 | $ 130.5 | $ 127.1 | $ 132.0 |
| Income tax on operating income | 54.0 | 37.8 | 27.9 | 25.6 | 24.7 |
| Net operating income after tax (A) | $ 203.2 | $ 151.4 | $ 102.6 | $ 101.5 | $ 107.3 |
| **Total Invested Capital** | | | | | |
| Current maturities of long-term debt and short-term borrowings | $ 126.8 | $ 98.0 | $ 2.6 | $ 21.9 | $ 112.0 |
| Long-term debt | 89.3 | 90.5 | 92.0 | 93.1 | 94.4 |
| Total shareholders' equity | 1,067.9 | 946.5 | 847.8 | 796.5 | 733.9 |
| Total invested capital | 1,284.0 | 1,135.0 | 942.4 | 911.5 | 940.3 |
| Less: Cash and cash equivalents | (45.8) | (40.5) | (130.8) | (64.4) | (59.2) |
| Total invested capital, net of cash and cash equivalents (B) | $ 1,238.2 | $ 1,094.5 | $ 811.6 | $ 847.1 | $ 881.1 |
| Return on invested capital (A / B) | 16.4% | 13.8% | 12.6% | 12.0% | 12.2% |


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

# For More Information:

Jeff Taylor, VP – CFO, Franklin Electric Co. Inc.

jeffery.taylor@fele.com. 260-827-5520

Franklin Electric